RESOLUTIONS IN WRITING OF ALL OF THE DIRECTORS OF
DEJOUR ENERGY (ALBERTA) LTD. (THE "CORPORATION"),
PASSED PURSUANT TO THE BY-LAWS OF THE CORPORATION
AND THE BUSINESS CORPORATIONS ACT (ALBERTA)
EFFECTIVE AS OF 10:00 A.M. ON THE 1ST DAY OF OCTOBER, 2007

TRANSFER OF SHARES

WHEREAS WILD HORSE ENERGY LTD. desires to transfer Ten (10) Class "B" Common Shares to DEJOUR ENTERPRISES LTD.;

NOW THEREFORE BE IT RESOLVED THAT:

1.

The form of security certificate for the Class "B" Common Shares of the Corporation attached hereto and marked as "Specimen" be and is hereby approved and made the Class Class "B" Common Share Certificate of the Corporation.

2.

the transfer of Ten (10) Class "B" Common Shares in the capital stock of the Corporation from WILD HORSE ENERGY LTD. to DEJOUR ENTERPRISES LTD. be and the same is hereby approved;

3.

the Secretary of the Corporation be and is hereby instructed to cancel share certificate 1B in the name of WILD HORSE ENERGY LTD.

4.

the Secretary of the Corporation be and is hereby instructed to issue share certificate 2B for Ten (10) Class "B" Common Shares in the name of DEJOUR ENTERPRISES LTD.;

5.

the Secretary of the Corporation be and is hereby directed to record the said transfer on the books of the Corporation.

REGISTERED OFFICE AND RECORDS OFFICE

WHEREAS the Corporation desires to change its registered and records office address to: 1600, 205 - 5th Avenue S.W., Calgary, Alberta T2P 2V7

NOW THEREFORE BE IT RESOLVED THAT the registered and records office address of the Corporation be changed to 1600, 205 - 5th Avenue S.W., Calgary, Alberta T2P 2V7 subject to change by resolution of directors and by the Corporation filing notice of the change in the form prescribed by the Business Corporations Act (Alberta) with the Registrar of Corporations. Any member of the firm of Miles Davison may, at any time, change the registered office address of the Corporation to the last known business address of the Corporation or the last known residence address of any director or shareholder of the Corporation and may file a Notice of Change of Registered Office to that effect with the appropriate Corporate Registry.

RESOLUTIONS IN WRITING OF ALL OF THE DIRECTORS OF
DEJOUR ENERGY (ALBERTA) LTD. (THE "CORPORATION"),
PASSED PURSUANT TO THE BY-LAWS OF THE CORPORATION
AND THE BUSINESS CORPORATIONS ACT (ALBERTA)
EFFECTIVE AS OF 10:00 A.M. ON THE 1ST DAY OF OCTOBER, 2007

TRANSFER OF SHARES

WHEREAS WILD HORSE ENERGY LTD. desires to transfer Ten (10) Class "B" Common Shares to DEJOUR ENTERPRISES LTD.;

NOW THEREFORE BE IT RESOLVED THAT:

1.

The form of security certificate for the Class "B" Common Shares of the Corporation attached hereto and marked as "Specimen" be and is hereby approved and made the Class Class "B" Common Share Certificate of the Corporation.

2.

the transfer of Ten (10) Class "B" Common Shares in the capital stock of the Corporation from WILD HORSE ENERGY LTD. to DEJOUR ENTERPRISES LTD. be and the same is hereby approved;

3.

the Secretary of the Corporation be and is hereby instructed to cancel share certificate 1B in the name of WILD HORSE ENERGY LTD.

4.

the Secretary of the Corporation be and is hereby instructed to issue share certificate 2B for Ten (10) Class "B" Common Shares in the name of DEJOUR ENTERPRISES LTD.;

5.

the Secretary of the Corporation be and is hereby directed to record the said transfer on the books of the Corporation.

REGISTERED OFFICE AND RECORDS OFFICE

WHEREAS the Corporation desires to change its registered and records office address to: 1600, 205 - 5th Avenue S.W., Calgary, Alberta T2P 2V7

NOW THEREFORE BE IT RESOLVED THAT the registered and records office address of the Corporation be changed to 1600, 205 - 5th Avenue S.W., Calgary, Alberta T2P 2V7 subject to change by resolution of directors and by the Corporation filing notice of the change in the form prescribed by the Business Corporations Act (Alberta) with the Registrar of Corporations. Any member of the firm of Miles Davison may, at any time, change the registered office address of the Corporation to the last known business address of the Corporation or the last known residence address of any director or shareholder of the Corporation and may file a Notice of Change of Registered Office to that effect with the appropriate Corporate Registry.

DEJOUR ENTERPRISES LTD.

(the "Company")

RESOLUTIONS OF DIRECTORS

The following Resolutions having been consented to in writing by all of the Directors of the Company shall be deemed to have the same force and effect as if passed at a Meeting of Directors duly called and properly constituted for the transaction of business:

WHEREAS the Company has entered into a Share Purchase Agreement dated May 24, 2007 (the "Agreement") between the Company, as purchaser, and Charles W.E. Dove and his wife, Lynn I. Dove ("Vendors"), as the sellers, wherein the Company will purchase all of the shares of Wild Horse Energy Ltd. which in turn owns ten percent (10%) of the outstanding shares of Dejour Energy (Alberta) Ltd. which holds oil & gas interests in Alberta and British Columbia. The Company currently owns ninety percent (90%) of the shares of Dejour Energy (Alberta) Ltd. The Company will pay $354,880.00 Cdn. To the Vendors which amount was determined by an independent party, McDaniel & Associates Consultants Ltd. of Calgary.

BE IT RESOLVED that the Board of Directors hereby ratifies, confirms and approves the Agreement.

BE IT FURTHER RESOLVED that and any one director or officer of the Company is hereby authorized to execute and deliver the Agreement, and formal purchase and sale agreement based thereon, on behalf of the Company, and any other documents incidental thereto to carry out and implement the Agreement, and any formal purchase and sale agreement based thereon.

BE IT FURTHER RESOLVED that these resolutions be signed by the directors in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the effective date set forth below.

DATED as of the 24th day of May, 2007.

LLOYD A. CLARK	ARCHIBALD J. NESBITT
R. MARC BUSTIN

(THESE RESOLUTIONS MAY BE SIGNED IN COUNTERPART)